SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC   20549



                                   FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      September 1, 1995
                                                ----------------------------


                               AQUARION COMPANY
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            (Exact name of registrant as specified in its charter)



           DELAWARE                    0-4831                6-0852232
   -------------------------   -----------------------   ------------------
 (State or other jurisdiction (Commission file Number)   (I.R.S. Employer
       of incorporation)                                 Identification No.)


835 Main Street, Bridgeport, Connecticut                       06601
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(Address of principal executive offices)                    (Zip Code)



Registration telephone number, including area code         203) 335-2333
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Item 5.  Other Events
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      Aquarion Company ("Aquarion") announced a management succession plan to take effect October 1, 1995. Under the plan, Jack E. McGregor will become chairman of the board. He succeeds William S. Warner, who will become vice chairman of the board of Aquarion.

      Succeeding McGregor as president and chief executive officer of Aquarion will be Richard K. Schmidt, president and chief executive officer of Industrial and Environmental Analysts, Inc. ("IEA"), the company's environmental testing laboratory subsidiary. David C. Houle, senior vice president and chief operating officer of IEA, will become president of IEA. Janet M. Hansen, senior vice president and chief financial officer, will become executive vice president of Aquarion.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    Aquarion Company
                                                ------------------------
                                                      (Registrant)



Date      September 8, 1995                       /s/Larry L. Bingaman
         ----------------------                 ------------------------
                                                    Larry L. Bingaman
                                           Vice President Corporate Relations
                                                      and Secretary













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